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Exhibit 32.1

CERTIFICATION
of
Jeffrey J. Dahl
President, Chief Executive Officer and Director

        I, Jeffrey J. Dahl, President, Chief Executive Officer and Director of MTR Gaming Group, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2012 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2012

/s/ JEFFREY J. DAHL Jeffrey J. Dahl President, Chief Executive Officer and Director

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  Exhibit 32.1
CERTIFICATION of Jeffrey J. Dahl President, Chief Executive Officer and Director